Victory Funds

Victory RS Focused Growth Opportunity Fund

Victory RS Focused Opportunity Fund

Supplement dated August 8, 2016

to the Prospectus dated July 29, 2016 (“Prospectus”)

The Board of Trustees of Victory Portfolios (“Trust”) has approved a Plan of Liquidation (“Plan”) for each of the Victory RS Focused Growth Opportunity Fund and Victory RS Focused Opportunity Fund (each a “Fund”), each a series of the Trust. It is anticipated that each Fund will liquidate on August 26, 2016. Any remaining shareholders on the date of liquidation will receive a distribution of their remaining investment value in full liquidation of each Fund.

Effective August 8, 2016, each Fund is closed to new shareholder accounts. Each Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders, including from participants in group retirement plans that currently hold shares of a Fund and customers of certain other financial intermediaries that maintain omnibus accounts with a Fund.

If you wish to obtain more information, please call the Victory Funds at 800-766-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.